UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2016 (November 27, 2016)

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47- 5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1401 Seventeenth Street, Suite 1000
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 441-5515
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement to Assign

On November 27, 2016, Centennial Resource Development, Inc. (“Centennial”) and its subsidiary, Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”), entered into an Agreement to Assign (the “Agreement to Assign”) with SB RS Holdings, LLC, a Delaware limited liability company (“SB RS”) and affiliate of Riverstone Holdings, LLC (“Riverstone”), and Riverstone Capital Services LLC, a Delaware limited liability company (“RCS”) and affiliate of Riverstone, pursuant to which, subject to the satisfaction or waiver of certain conditions, SB RS agreed to assign, and CRP agreed to assume, all of the rights and obligations of SB RS under that certain Purchase and Sale Agreement, dated as of November 21, 2016 (the “Purchase and Sale Agreement”), by and among Silverback Exploration, LLC, a Delaware limited liability company (“Silverback”), Silverback Operating, LLC, a Delaware limited liability company (“Silverback Operating” and, together with Silverback, collectively “Seller”), and SB RS.  Upon the assignment of the Purchase and Sale Agreement (the “Assignment”) and at the closing of the transactions contemplated by the Purchase and Sale Agreement (the “Closing”), CRP will acquire all of Seller’s leasehold interests and related upstream assets in Reeves County (the “Acquisition”).

Representations, Warranties and Covenants

The Agreement to Assign contains customary representations, warranties and covenants by CRP, SB RS and RCS.

In addition, on the date the Assignment is effected, Centennial or CRP will (a) reimburse certain affiliates of SB RS for their respective proportionate share of a $50,000,000 performance deposit paid by SB RS to Silverback in connection with the entry into the Purchase and Sale Agreement, including costs incurred in connection with such funding (the “Performance Deposit Reimbursement”), (b) reimburse SB RS and its affiliates for reasonable costs, fees and expenses incurred in connection with SB RS’s negotiation and execution of the Purchase and Sale Agreement, other than costs, fees and expenses incurred in connection with the negotiation and execution of the Subscription Agreement (defined below) and (c) pay RCS a fee equal to 2% of the equity financing necessary to fund the purchase price under the Purchase and Sale Agreement (excluding financing from the Riverstone Offering (defined below)), which fee will be at least $8,000,000.

Conditions to the Assignment

Each of CRP’s and SB RS’s obligation to effect the Assignment is subject to the satisfaction or waiver, if applicable, of a number of conditions, including the following: (i) the absence of specified adverse laws or orders, (ii) if applicable, the expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Agreement to Assign and (iv) material compliance by the other party with its covenants.  Additionally, the obligation of CRP to effect the Assignment is subject to the satisfaction or waiver of the condition that Centennial has received debt and equity financing commitments on terms satisfactory to Centennial and such financing (including the proceeds from the Subscription Agreement) has been funded and received by Centennial.  The obligation of SB RS to effect the Assignment is also subject to the satisfaction or waiver of the conditions that: (i) all of the conditions in the Subscription Agreement (as defined below) have been satisfied and (ii) Centennial or CRP has delivered to certain affiliates of SB RS the Performance Deposit Reimbursement.

Termination

The Agreement to Assign may be terminated by either party upon written notice to the non-terminating party if any of the following has occurred: (a) the Purchase and Sale Agreement has been terminated in accordance with the terms thereof or (b) the conditions to the Assignment have not been satisfied or waived by a date that is three business days prior to the outside date in the Purchase and Sale Agreement; provided that, the terminating party is not in material breach of its representations, warranties or covenants.

The foregoing summary of the Agreement to Assign does not purport to be complete and is qualified in its entirety by reference to the Agreement to Assign, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Purchase and Sale Agreement

On November 21, 2016, SB RS entered into the Purchase and Sale Agreement with Seller, pursuant to which SB RS (and, upon the execution of the Assignment, CRP) will acquire all of Seller’s leasehold interests and related upstream assets in Reeves County, Texas for a cash purchase price of $855,000,000, subject to customary purchase price adjustments, including, among others, adjustments for certain title defects and certain environmental defects asserted prior to December 20, 2016.  In connection with the entry into the Purchase and Sale Agreement, SB RS paid a $50,000,000 performance deposit to an escrow agent, which deposit will be reimbursed by Centennial or CRP upon the execution of the Assignment as set forth above.  References to SB RS in the description of the Purchase and Sale Agreement herein include CRP to the extent SB RS and CRP enter into the Assignment.  Upon the Assignment, CRP expects to fund the purchase price with proceeds from the Riverstone Offering and proceeds from other equity and/or debt financing.

The effective date for the Acquisition is November 1, 2016 and the Closing is expected to occur on December 30, 2016.  The Closing is subject to the completion of satisfactory title and environmental due diligence and other customary closing conditions, including among others, (a) the absence of certain legal impediments to the consummation of the Acquisition; (b) the parties’ performance, in all material respects, of their respective obligations under the Purchase and Sale Agreement; (c) the material accuracy of the parties’ representations and warranties as of the closing; and (d) the entry into a transition services agreement by and among Centennial, Silverback Operating and certain employees of Silverback Operating pursuant to which, among other things, Silverback Operating will provide certain land administration, accounting and marketing services to SB RS for a period of up to 9 months following the closing. The Purchase and Sale Agreement also contains customary representations, warranties and covenants of SB RS and Seller, as well as indemnification and termination provisions.

The foregoing summary of the Purchase and Sale Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is included as Exhibit A to the Agreement to Assign.

Subscription Agreement

On November 27, 2016, Centennial entered into a subscription agreement (the “Subscription Agreement”) with an affiliate of Riverstone (the “Riverstone Subscriber”) pursuant to which the Riverstone Subscriber agreed to purchase up to approximately $400 million in shares (the “Class A Shares”) of Centennial’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), at a purchase price of $14.54 per share, subject to adjustment as described below, and shares (the “Series B Shares” and, together with the Class A Shares, the “Shares”) of Centennial’s convertible Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), at a purchase price of $3,635 per share (or $14.54 per share on an as-converted basis), subject to adjustment as described below, plus up to an additional approximately $100 million in shares of Class A Common Stock and/or Series B Preferred Stock at the same respective purchase prices set forth above (the “Riverstone Offering”).  If the number of Class A Shares to be issued to the Riverstone Subscriber, together with any additional shares of Centennial’s common stock that may be issued to finance the Acquisition, would exceed 19.9% of Centennial’s issued and outstanding common stock, then the Riverstone Subscriber will purchase a number of Class A Shares such that the 19.9% limitation will not be exceeded and will purchase its remaining commitment in Series B Shares.  In the event Centennial determines to finance any portion of the Acquisition by issuing additional shares of common stock or preferred stock to one or more additional purchasers at a per share price less than the price payable by the Riverstone Subscriber, then the Riverstone Subscriber’s purchase price will be correspondingly reduced to the lowest per share price to be paid by any such additional purchaser.

Terms of the Series B Preferred Stock

The Series B Preferred Stock is a new series of preferred stock of Centennial and will automatically convert into shares of Class A Common Stock on a 250-to-1 basis (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like) upon receipt by Centennial of the Stockholder Approval (as defined below).  No preferred dividends will be payable on the Series B Preferred Stock, but holders will be entitled to pro rata participation in any dividends payable on Centennial’s Class A Common Stock.  The Series B Preferred Stock will have a liquidation preference of $0.0001 per share, and holders will be entitled to participate with common stockholders in distributions upon liquidation.  The Series B Preferred Stock will be non-voting, except in limited circumstances, and may be redeemed by Centennial beginning on the third anniversary of the Closing at the redemption price specified therein.  The Series B Shares will be non-transferrable prior to the Special Meeting (as defined below).

Representations, Warranties and Covenants

The Subscription Agreement contains customary representations, warranties and covenants by Centennial and the Riverstone Subscriber.

In addition, Centennial has agreed to hold a special meeting of its stockholders (the “Special Meeting”) to seek the approval, as required by The NASDAQ Capital Market, of the issuance of the shares of Class A Common Stock issuable upon conversion of the Series B Preferred Stock (the “Stockholder Approval”), within the time frame specified in the Subscription Agreement.  Centennial has also agreed to register the Class A Shares and the shares of Class A Common Stock issuable upon the conversion of the Series B Preferred Stock for resale within the time frame specified in the Subscription Agreement.

Conditions and Termination

The closing under the Subscription Agreement will occur substantially concurrently with the Closing and is conditioned thereon.  The closing under the Subscription Agreement is also conditioned on receipt by Centennial of proceeds from financings on terms satisfactory to Centennial that, together with the proceeds from the sale of the Shares to Subscriber, will be sufficient for Centennial to pay the purchase price for the Acquisition, as well as other customary closing conditions.  The Subscription Agreement will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Purchase and Sale Agreement in accordance with its terms, (ii) the consummation of the Acquisition pursuant to the terms of the Purchase and Sale Agreement without the Assignment to Centennial, (iii) the mutual written agreement of the parties, (iv) if any of the conditions to the closing under the Subscription Agreement are not satisfied on or prior to the Closing and (v) January 31, 2017, if the Closing has not occurred by such date (subject to extension to a date no later than February 15, 2017, if the Purchase and Sale Agreement “Outside Date” (as defined therein) is correspondingly extended, upon notice). The Riverstone Subscriber has the right to assign its rights under the Subscription Agreement to one or more parties, in accordance with applicable law.

Private Placement

The Class A Shares and the Series B Shares to be issued pursuant to the Subscription Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.  The closing under the Subscription Agreement is expected to occur on December 30, 2016.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein

Legend Information

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: Centennial’s ability to effect the Assignment and consummate the Acquisition; the benefits of the Acquisition; the future financial performance of Centennial following the Acquisition; changes in Centennial’s reserves and future operating results; and expansion plans and opportunities. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Centennial’s views as of any subsequent date, and Centennial does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Centennial’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Purchase and Sale Agreement; (ii) the outcome of any legal proceedings that may be instituted against Centennial or CRP following announcement of the Acquisition; (iii) the inability to complete the Acquisition due to the failure to satisfy conditions to closing in the Purchase and Sale Agreement; (iv) the risk that the proposed Acquisition disrupts current plans and operations of Centennial or CRP as a result of its announcement and consummation; (v) Centennial’s or CRP’s ability to realize the anticipated benefits of the Acquisition, which may be affected by, among other things, competition and the ability of Centennial or CRP to grow and manage growth profitably following the Acquisition; (vi) costs related to the Acquisition; (vii) changes in applicable laws or regulations; and (viii) the possibility that Centennial, CRP and Silverback may be adversely affected by other economic, business, and/or competitive factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: December 1, 2016

	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1	Agreement to Assign, dated as of November 27, 2016, by and among SB RS Holdings, LLC, Riverstone Capital Services LLC, Centennial Resource Development, Inc. and Centennial Resource Production, LLC*
10.2	Subscription Agreement, dated as of November 27, 2016, by and among Centennial Resource Development, Inc. and Riverstone Silverback Holdings, L.P.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Centennial hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.